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                                                            Exhibit A



                                              RIL                  RIL          Rose Color,                         Rose Color,
                                         Consolidated)         (Separate)        SPS & JBW         Adjustments       SPS & JBW
  THREE MONTHS ENDED JUNE 30, 1997
Sales and revenues                       $    1,782,388       $         -       $ 1,782,388                         $ 1,782,388
Cost of sales                            $    1,479,766                         $ 1,479,766                         $ 1,479,766
                                         ---------------------------------------------------------------------------------------
Gross profit                             $      302,622       $         -       $   302,622         $        -      $   302,622
Other expense (income):
 Selling, general and admin              $      414,287       $    29,135       $   385,152            $34,075      $   351,077
 Joint venture loss                      $       33,631                         $    33,631                         $    33,631
 Other, net                              $        9,871       $     3,664       $     6,207                         $     6,207
                                         ---------------------------------------------------------------------------------------
                                         $      457,789       $    32,799       $   424,990         $   34,075      $   390,915
                                         ---------------------------------------------------------------------------------------
                                         $     (155,167)      $   (32,799)      $  (122,368)        $  (34,075)     $   (88,293)
Income tax benefit                       $      (46,000)      $    (2,000)      $   (44,000)                        $   (44,000)
                                         ---------------------------------------------------------------------------------------
Net loss before minority interest        $     (109,167)      $   (30,799)      $   (78,368)        $  (34,075)     $   (44,293)
Minority interest                        $        1,100                         $     1,100                         $     1,100
                                         =======================================================================================
Net loss                                 $     (110,267)      $   (30,799)      $   (79,468)        $  (34,075)     $   (45,393)
                                         =======================================================================================

  YEAR ENDED DECEMBER 31, 1996
Sales and revenues                       $    6,698,612       $         -       $ 6,698,612                         $ 6,698,612
Cost of sales                            $    5,284,134                         $ 5,284,134                         $ 5,284,134
                                         ---------------------------------------------------------------------------------------
Gross profit                             $    1,414,478       $         -       $ 1,414,478         $        -      $ 1,414,478
Other expense (income):
 Selling, general and admin              $    1,202,791       $   118,365       $ 1,084,426         $  135,034      $   949,392
 Joint venture loss                      $       34,956                         $    34,956                         $    34,956
 Other, net                              $     (122,208)      $  (154,448)      $    32,240                         $    32,240
                                         ---------------------------------------------------------------------------------------
                                         $    1,115,539       $   (36,083)      $ 1,151,622         $  135,034      $ 1,016,588
                                         ---------------------------------------------------------------------------------------
                                         $      298,939       $    36,083       $   262,856         $ (135,034)     $   397,890
Income tax expense                       $      174,000       $    14,000       $   160,000                         $   160,000
                                         ---------------------------------------------------------------------------------------
Net income before minority interest      $      124,939       $    22,083       $   102,856         $ (135,034)     $   237,890
Minority interest                        $       (3,565)                        $    (3,565)                        $    (3,565)
                                         =======================================================================================
Net loss                                 $      128,504       $    22,083       $   106,421         $ (135,034)     $   241,455
                                         =======================================================================================

The adjustment represents the elimination of the amortization of goodwill, which is written off as a part of the acquisition.

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